UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8 - K
                                     REPORT



                          SENIOR CARE INDUSTRIES, INC.

          Nevada                                                68-0221599
          -------                                               -----------
(STATE OR OTHER JURISDICTION OF                               (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)


                 410 Broadway, 2nd Floor, Laguna Beach, CA 92651
                 -----------------------------------------------
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


                        (949) 376-3125 (949) 376-9117 FAX
                       -----------------------------------
                           (ISSUER'S TELEPHONE NUMBER)

SECURITIES REGISTERED UNDER SECTION 12 (b) OF THE ACT:


TITLE OF EACH CLASS            NAME OF EACH EXCHANGE ON WHICH
                               REGISTERED
---------------------------    ------------------------------

---------------------------    ------------------------------


SECURITIES REGISTERED UNDER SECTION 12 (g) OF THE ACT:

                          Common Stock - .001 Par Value
                         ------------------------------
                                (TITLE OF CLASS)

FORWARD LOOKING STATEMENTS

Senior Care Industries, Inc., ("Senior Care Industries, Inc.," or the "Company") cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be deemed to have been made in this Form 8-K or that are otherwise made by or on behalf of the Company. For this purpose, any statements contained in the Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," "plans," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Factors that may affect the Company's results include, but are not limited to, the Company's limited operating history, its ability to produce additional products and services, its dependence on a limited number of customers and key personnel, its possible need for additional financing, its dependence on certain industries, and competition from its competitors. With respect to any forward-looking statements contained herein, the Company believes that it is subject to a number of risk factors, including: the Company's ability to implement its product strategies to develop its business in emerging markets; competitive actions; and, general economic and business conditions. Any forward-looking statements in this report should be evaluated in light of these important risk factors. The Company is also subject to other risks detailed herein or set forth from time to time in the Company's filings with the Securities and Exchange Commission.

TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant                                      4

Item 2.  Acquisition or Disposition of Assets                                  4

Item 3.  Bankruptcy or Receivership                                            4

Item 4.  Changes in Registrant's Certifying Accountant                         4

Item 5.  Other Events                                                          5

Item 6.  Resignation of Registant's Directors                                  5

Item 7.  Financial Statements and Exhibits                                     5

Item 8.  Change in Fiscal Year                                                 5

Item 9.  Change in Security Ratings                                            5

Signatures                                                                     5

   Item 1.  Changes in Control of Registrant

No Changes to Report.

   Item 2.  Acquisition or Disposition of Assets

None to Report.

   Item 3.  Bankruptcy or receivership

None to Report.

   Item 4.  Changes in Registrant's Certifying Accountant

Pursuant to Regulation S-B Item 304, the Registrant reports as follows:

(a)(i) On February 19, 2001, John Spurgeon, CPA notified the Registrant in writing that he had resigned as the Registrant's principal independent accountant.

(ii) The former accountant's Independent Auditor's Report for the year ended 1999, contained no adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The Audit Committee with the assistance of John Semmens, CPA, as Acting Chief Financial Officer is presently actively seeking a new principal accountant for Senior Care.

(iv) (A) The Registrant is unaware of any disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused him to make reference to the subject matter of the disagreement(s) in connection with his report; or

(B) None of the disclosures mandated by Item 304(a)(1)B, C, D or E or Regulation S-B are applicable.

(2) Any inquiries regarding this matter should be address to John Semmens, CPA, 24501 Del Prado, Suite A, Dana Point, CA 92639, telephone (949) 443-0641, facsimile (949) 443-0642. None of the disclosures mandated by Paragraphs (i) or
(ii) of 304(E)(2) are applicable.

(3) Registrant is providing the former accountant with a copy of this Form 8-K and has requested that the former accountant furnish a letter to Registrant within two (2) business days of receipt describing whether the former principal accountant agrees or disagrees with the statements made in this Report.

This letter shall be filed within ten (10) days of this Form 8-K.

(b) There were no conditions to which the Registrant is aware that exists as described in 1 through 3, inclusive in connection with the resignation of the principal accountant.

   Item 5.  Other Events

None to Report.

   Item 6.  Resignation of Registrant's Directors

None to Report.

   Item 7.  Financial Statements and Exhibits

   Item 8.  Change in Fiscal Year

Nothing to Report.

   Item 9.  Change in Security Rating

Nothing to Report.

                                   SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                          Senior Care Industries, Inc.
                                  (Registrant)


Dated: February 26, 2001

/S/ Stephen Reeder
-----------------------------------
Stephen Reeder

Chief Executive Officer & Director